Exhibit 10.2
                                                               ------------







Statement re:  Meredith Corporation Nonqualified Stock Option
               Award Agreements with its named executive officers





Meredith Corporation has certain nonqualified stock option award agreements with certain of its named executive officers. Such agreements are not filed herewith pursuant to Instruction 2. to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of stock options covered under the awards, to the agreement filed as Exhibit 10.1 in this Form 10-Q for the period ended September 30, 1997. The named executive officers and the number of stock options awarded in their respective agreements not filed with the Commission are as follows:



                                         EPS Growth and Number
                                        of Stock Options Vested
   Named Executive         ------------------------------------------------
       Officer             0-12.99%   13.0%-13.99%   14.0%-14.99%   15.0% +
---------------------      --------   ------------   ------------   -------

Christopher M. Little          0         13,400         26,700      40,000

Philip A. Jones                0         11,700         23,400      35,000

Leo R. Armatis                 0          4,000          8,000      12,000
















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